UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/20/2006

TRIMERIS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On February 20, 2006, Trimeris and F. Hoffman-La Roche Ltd. and Hoffman-La Roche Inc. (collectively "Roche") entered into a Second Amendment, effective as of December 31, 2005, to the Research Agreement between Trimeris and Roche dated as of January 1, 2000 (the "Second Amendment"). The Second Amendment extends the term of the Joint Research Plan (as defined in the Research Agreement) for a period of twelve (12) months. The extended term of the Joint Research Plan was effective as of January 1, 2006 and shall continue until December 31, 2006.

The Second Amendment is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference as if fully set forth herein. The foregoing description of the Second Amendment is qualified in its entirety by reference to such Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Second Amendment to the Research Agreement between Roche and Trimeris (effective as of December 31, 2005).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS INC

Date: February 21, 2006	By:	/s/ Robert R. Bonczek
Robert R. Bonczek
Chief Financial Officer and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Second Amendment to the Research Agreement